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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT


The Board of Directors
Cytec Industries Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     /s/ KPMG LLP



Short Hills, New Jersey
December 15, 2000